Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Institutional Funds on Form N-1A (“Registration Statement”) of our report dated February 25, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to the Shareholders of Deutsche Equity 500 Index Fund, which is also incorporated by reference into the Registration Statement We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 24, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Institutional Funds on Form N-1A (“Registration Statement”) of our report dated February 25, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to the Shareholders of Deutsche S&P 500 Index Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 24, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Institutional Funds on Form N-1A (“Registration Statement”) of our report dated February 27, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to the Shareholders of Deutsche EAFE Equity Index Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 24, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Institutional Funds on Form N-1A (“Registration Statement”) of our report dated February 25, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to the Shareholders of Deutsche U.S. Bond Index Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 24, 2015